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                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of Compaq Computer Corporation of our report dated January 21, 1997, except as to Note 12, which is as of November 21, 1997, which appears in the Current Report on Form 8-K dated November 21, 1997. We also consent to the reference to us under the heading "Experts" in such Prospectus.




PRICE WATERHOUSE LLP

Houston, Texas
November 21, 1997